SCHEDULE 14A INFORMATION
                     Proxy Statement Pursuant to Section 14(a)
                      of the Securities Exchange Act of 1934

       Filed by the Registrant                                           /x/
       Filed by a Party other than the Registrant                        /x/

       Check the appropriate box:

       /x/     Preliminary Proxy Statement
       / /     Confidential, for Use of the Commission Only (as
               permitted by Rule 14a-6(e)(2))
       / /     Definitive Proxy Statement
       / /     Definitive Additional Materials
       / /     Soliciting Material Pursuant to ss.240.14a-11(c) or
               ss.240.14a-12

                        IMPACT MANAGEMENT INVESTMENT TRUST
               (Name of Registrant as Specified In Its Charter)


             (Name of Person(s) Filing Proxy Statement, if other than
                               the Registrant)

       Payment of Filing Fee (Check the appropriate box):
       /x/     No fee required.
       / /     Fee computed on table below per Exchange Act Rules 14a-
               6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

               2)     Aggregate number of securities to which
                      transaction applies:

               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               4)     Proposed maximum aggregate value of transaction:

               5)     Total fee paid:


       / /     Fee paid previously with preliminary materials
       / /     Check box if any part of the fee is offset as provided
               by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
               Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)     Amount Previously Paid:

               2)     Form, Schedule or Registration Statement No.:

               3)     Filing Party:

               4)     Date Filed:

                                    PRELIMINARY PROXY STATEMENT


                               IMPACT MANAGEMENT INVESTMENT TRUST
                                   1875 Ski Time Square Drive
                                            Suite One
                                   Steamboat Springs, CO 80487
                                         1-888-467-2284

                            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                               OF
                               IMPACT MANAGEMENT INVESTMENT TRUST

                                   To be held January 14, 1998


TO THE SHAREHOLDERS OF
       IMPACT MANAGEMENT GROWTH PORTFOLIO:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the "Meeting") of IMPACT Management Investment Trust (the "Trust"), will be held on January 14, 1998 at 3:00 p.m. Eastern Time, at the Radisson Hotel, Monroeville, PA for the purpose of considering and acting upon the following matters:

       1. To approve or disapprove an Amended and Restated Investment Advisory Agreement between the Trust, on behalf of the IMPACT Management Growth Portfolio (the "Portfolio"), and Jordan American Holdings, Inc. d/b/a Equity Assets Management;

       2. To approve or disapprove a Distribution Plan for the Trust on behalf of the Portfolio, pursuant to Rule 12b-1 under the Investment Company Act of 1940;

       3.      To ratify the selection of Arthur F. Bell, Jr. &
               Associates, L.L.C. as independent public accountants of the Trust for the fiscal year ending September 30, 1998; and

       4. To transact such other business as may properly come before the Meeting, or any adjournment thereof.

The Board of Trustees has fixed the close of business on December 10, 1997 as the record date for the determination of those shareholders entitled to vote at the meeting, and only holders of record at the close of business on that day will be entitled to vote.

The Trust's Annual Report to Shareholders for the fiscal year ended September 30, 1997 was previously mailed to shareholders, and copies of it are available upon request, without charge, by contacting the Trust at the address above or by calling 1-888-467-2284.

                              IMPORTANT

To save the expense of additional proxy solicitation, if you do not expect to be present at the meeting, please mark your instructions on the enclosed Proxy, date and sign it and return it promptly in the enclosed envelope (which requires no postage if mailed in the United States). The enclosed Proxy is solicited on behalf of the Board of Trustees, is revocable and will not affect your right to vote in person in the event that you attend the meeting.

                                     By Order of the Board of Trustees

                                     Ronald A. Stiller
                                     President and Trustee


December 15, 1997

                              PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of the Board of Trustees of IMPACT Management Investment Trust (the "Trust"), for use at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on January 14, 1998, at 3:00 p.m. Eastern Time at the Radisson Hotel, Monroeville, PA and at any adjournment thereof. This Proxy Statement and the accompanying form of proxy were first mailed to shareholders on or about December 15, 1997.

Shareholders of record of the Trust at the close of business on December 10, 1997 (the "Record Date") are entitled to notice of, and to vote on, the proposals described herein at the Meeting and any adjournment thereof. At the close of business on the Record Date, the Trust had _____________ outstanding shares, all of which were shares of the IMPACT Management Growth Portfolio (the "Portfolio").

The Trust is an open-end, management investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is organized as a Massachusetts business trust. The Trust has authorized an unlimited number of shares of beneficial interest (no par value). The shares of the Trust do not have cumulative voting rights.

A majority of shares of the Trust entitled to vote at the meeting constitutes a quorum for the transaction of business at the meeting. Shares represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the Proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the Meeting. An affirmative vote of the majority of the Portfolio's outstanding shares (defined in the Investment Company Act of 1940 (the "Act") as the lesser of (i) 67% of the shares of the Portfolio present at the Meeting, if holders of more than 50% of the outstanding shares are present in person or by proxy, or
(ii) more than 50% of the outstanding shares of the Portfolio) is necessary to approve the Portfolio's Investment Advisory Agreement (Proposal No. 1) and to approve the Distribution Plan (Proposal No. 2). An affirmative vote of a majority of the aggregate outstanding shares of the Trust, present in person or by proxy and voting, is necessary to ratify the selection of independent accountants (Proposal No. 3).

The Board of Trustees knows of no business other than that specifically mentioned in the Notice of Special Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting, but will not be counted for purposes of determining whether matters to be voted upon at the Meeting have been approved.

In the event that a sufficient number of shares are not present at the Meeting in person or by proxy so as to constitute a quorum or to approve any one or more proposals set forth in the Notice of Special Meeting, the persons named as proxies may propose to adjourn the Meeting to a later date to permit further solicitation of proxies with respect to the proposals. In such case, the named proxies may vote in favor of such adjournment those proxies authorizing a vote in favor of any proposal to be considered at such adjourned meeting. They will vote against such adjournment those proxies required to be voted against any proposal to be considered at such adjourned meeting.

As of the Record Date, the following person owned beneficially more than 5% of the outstanding voting shares of the Portfolio:


                                         Number
Name & Address of Beneficial Owner       of Shares        Percentage


No Trustee of the Trust owns beneficially, and the Trustees together do not own beneficially, more than 1% of the outstanding voting shares of the Trust.

Shareholders who execute proxies retain the right to revoke them at any time before they are voted by notifying the Trust or by voting at the Meeting. A proxy, when executed and not revoked, will be voted as directed. In the absence of such direction, proxies will be voted in favor of the proposal.

The Trust and Jordan American Holdings, Inc. d/b/a Equity Assets Management (the "Advisor") will share equally the expense of this solicitation. Initial solicitation will be by mail. Further solicitation may be made by mail or telephone by regular employees of the Advisor, who will receive no compensation for such solicitation.

                              PROPOSAL NO. 1

                 APPROVAL OF AN AMENDED AND RESTATED
           INVESTMENT ADVISORY AGREEMENT FOR THE PORTFOLIO

At the Meeting, shareholders will be asked to approve an Amended and Restated Investment Advisory Agreement (the "New Agreement") with Jordan American Holdings, Inc. d/b/a Equity Assets Management (the "Advisor"). The reason that shareholders are being asked to approve the New Agreement is that the Portfolio's current investment advisory agreement contains terms that are not in compliance with requirements set forth in the 1940 Act.

The following summary provides information about the Advisor, the current investment advisory agreement, and the New Agreement.

Information Concerning the Investment Advisor
The Advisor is a Florida corporation organized in 1972. The Advisor is a publicly held company whose shares of common stock trade on NASDAQ under the symbol "JAHI." The Advisor's principal place of business is located at 1875 Ski Time Square Drive, Suite One, Steamboat Springs, CO 80487. In addition to advising the Portfolio of the Trust, the Advisor provides investment advisory services to individuals, corporations, foundations, limited partnerships, a commodity pool and individual retirement, corporate, and group pension and profit-sharing plans. The Advisor currently has discretionary management authority with respect to approximately $83 million in assets.

While the Advisor has over twenty years of experience managing investments for its clients, it has limited experience as an investment advisor to a registered investment company. In addition to managing the Trust, the Advisor served as investment adviser to the Integrity Portfolio, Inc. in 1991 and 1992.

The Advisor supervises the investment of the assets of the Portfolio in accordance with the Portfolio's objectives, policies and restrictions.

The following chart gives information about the Advisor's principal executive officers and each director:


Name                     Position with                  Principal
and Address              Advisor                        Occupation
W. Neal Jordan           President, Director,           Investment
                         Chief Investment Officer       Advisor
                                                        and Broker/Dealer

Charles R. Clark         Director and Chief             Investment
                         Executive Officer              Advisor
                                                        and Broker/Dealer
Robert J.
  Flaherty               Director                       Publisher
                                                        (financial
                                                        magazine)

Ronald A.
  Stiller                Director                       Financial Planner


Mr. Clark is the Chairman of the Board of Trustees of the Trust.
Mr. Stiller is also a Trustee of the Trust, and he is President of the Trust.

Mr. Jordan and Mr. Clark are the portfolio managers for the Portfolio.

Information Concerning the Current Investment Advisory Agreement Subject to the supervision of the Board of Trustees, the Advisor provides portfolio management, research and analysis, advice and recommendations with respect to the purchase and sale of securities for the Portfolio pursuant to an investment advisory agreement between the Trust, on behalf of the Portfolio, and the Advisor dated December 20, 1996 (the "Current Agreement"). The Advisor also keeps certain books and records in connection with its services to the Trust.

The Current Agreement provides that the Trust will pay all its own expenses, including, but not limited to, interest charges, taxes, costs of purchasing and selling securities for its portfolio, rent, expenses of redemption of shares, auditing and legal expenses; expenses attributable to printing prospectuses; Trustees' fees and expenses necessarily incurred by a Trustee in attendance at Trustees' meetings; expenses of administrative personnel and administrative services, custodian fees; fees of transfer agents, registrar and dividend disbursing agents; the costs of stock certificates and corporate reports; all other printing expenses; costs in connection with Board of Trustees' meetings and the annual or special meetings of shareholders, including proxy material preparation and distribution, filing fees, dues, insurance premiums, miscellaneous management and operating expenses and expenses of an extraordinary and nonrecurring nature.

The Current Agreement further provides that Trust Management is solely responsible for the day-to-day operations of the Trust, maintaining compliance with the Securities Act of 1933, the Investment Company Act of 1940, the Internal Revenue Code of 1986, as amended, and any law or regulation of any governmental agency having jurisdiction over the Trust. The Current Agreement provides for the indemnification of the Advisor for any fines or damages that may be levied or charged to the Advisor and for any expenses incurred by the Advisor, including but not limited to legal fees, that may arise as a result of any violation or error committed by Trust Management to any party.

Pursuant to the Current Agreement, the Advisor is entitled to an annual fee, payable monthly, of 2.25% of the Portfolio's average daily net assets. For the fiscal year ended September 30, 1997, the Portfolio paid investment advisory fees of $502.62.

The Current Agreement has an initial term of three (3) years (which is not consistent with the 1940 Act requirements), and continues in effect from year to year thereafter if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of the Trust, as defined under the 1940 Act, or by the Board of Trustees and, in either event, by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or interested persons of any such party, cast in person at a meeting called for such purpose.

The Current Agreement may be terminated without penalty at any time on sixty (60) days' written notice by the Trust, by vote of the holders of a majority of the Trust's outstanding voting securities or by the Advisor. The Current Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Information Concerning the New Investment Advisory Agreement Advisory Services. The New Agreement provides that the Advisor will manage the investment and reinvestment of the Portfolio's assets and will administer its affairs, subject to the direction of the Board of Trustees and the officers of the Trust.

Expenses. The New Agreement provides that the Portfolio shall conduct its own business and affairs and shall bear the expenses and salaries relating thereto, including, but not limited to: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; and taxes. To the extent that the Trust, on behalf of the Portfolio, and Advisor share facilities in the conduct of their respective businesses and in the performance of the New Agreement, the expenses of such facilities are prorated between the Trust and the Advisor.

Portfolio Brokerage. The Advisor, in effecting the purchases and sales of portfolio securities for the account of the Portfolio, will seek execution of trades either (i) at the best price and execution by any broker, dealer or member of an exchange, or (ii) at a higher rate of commission charges if reasonable in relation to brokerage and research services provided to the Portfolio or the Advisor by such member, broker, or dealer. The Advisor may use research and services provided to it by brokers and dealers in servicing all its clients, however, not all such services will be used by the Advisor in connection with the Portfolio.

Fees. The annual investment management fee under the New Agreement will decrease to 1.25% of average daily net assets of the Portfolio, payable on a monthly basis. This fee is higher than that paid by other mutual funds, but is similar to fees paid by other funds with similar investment objectives and policies. If the shareholders of the Portfolio approve Proposal 2 herein (see below), the Portfolio also will be subject to a Rule 12b-1 fee of 1.00%. If the proposed New Agreement had been in effect for the fiscal year ended September 30, 1997, the amount that the Advisor would have received for that period is $279.46, and the Portfolio would have saved 44.4% over the fees actually paid.

Limitation of Liability. The New Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of performance of duties, the Advisor shall not be subject to liabilities to the Trust, the Portfolio or to any shareholder of the Portfolio for any action or omissions under the New Agreement or for any losses in connection with the purchase, holding or sale of any security, or otherwise.

Term. If approved by the shareholders of the Portfolio, the New Agreement will become effective on the date of the Meeting, and will have an initial term ending on January 14, 2000.
Thereafter, the New Agreement will be continued from year to year, provided that its continuation is specifically approved at least annually: (a) by a vote of the holders of a majority of the outstanding shares of the Portfolio, or by the Board of Trustees, and (b) by a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

Termination; Assignment. The New Agreement provides that it may be terminated without penalty upon 60 days' written notice by the Advisor, by the Trustees of the Trust upon 60 days' written notice, or by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio (as defined in the 1940 Act). Also, the New Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act).

A copy of the New Agreement is attached as Exhibit A.

Evaluation of the New Agreements by the Board of Trustees.
The Board of Trustees of the Trust met on October 31, 1997 to consider the New Agreement. The Board, including a majority of the Trustees who are not parties to the investment advisory agreement or interested persons of any such party, unanimously voted to approve the New Agreement and to recommend the New Agreement to shareholders for their approval.

In considering the New Agreement, the Trustees considered that the terms of the New Agreement do not contemplate any change in
(i) the management or operations of the Advisor relating to the Trust or its Portfolio; (ii) the personnel managing the Portfolio or (iii) the shareholder services or other business activities of the Portfolio. The Advisor and the investment philosophy and procedures of the Advisor will not change under the New Agreement, nor will the current investment personnel. The Trustees further considered that the advisory fee under the New Agreement is lower than the fee under the Current Agreement which will benefit the Trust. In addition, the terms of the New Agreement are in compliance with 1940 Act requirements, whereas certain terms under the Current Agreement are not in compliance.

Brokerage Practices
Portfolio orders may be placed with an affiliated broker-dealer, and in such case, the affiliated broker will receive brokerage commissions. However, portfolio orders will be placed with affiliates only where the price being charged and the services being provided compare favorably with those which would be charged to the Portfolio by non-affiliated broker-dealers, and with those charged by the affiliate to other unaffiliated customers, on transactions of a like size and nature. Brokerage may also be allocated to dealers in consideration of distribution of Portfolio shares, but only when execution and price are comparable to that offered by other brokers.

IMPACT Financial Network, Inc. ("IFN"), the principal underwriter for the Trust, is an affiliated broker-dealer of the Trust because IFN is a subsidiary of the Advisor. IFN has principal offices at 1875 Ski Time Square Drive, Suite One, Steamboat Springs, CO 80487. For the fiscal year ended September 30, 1997, the aggregate amount of commissions paid by the Trust to IFN was $1,875.02, representing 100% of total commissions paid by the Trust during that period.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE
PROPOSED NEW INVESTMENT ADVISORY AGREEMENT.


                             PROPOSAL NO. 2

             APPROVAL OF A DISTRIBUTION PLAN PURSUANT TO
                   RULE 12B-1 UNDER THE 1940 ACT

Introduction
Rule 12b-1 under the 1940 Act permits investment companies to bear the expenses associated with the distribution of their shares pursuant to a distribution plan which complies with all the requirements of Rule 12b-1. On October 31, 1997, the Board of Trustees, including a majority of the non-interested Trustees, voted to approve a Rule 12b-1 Plan (the "Plan") for the Portfolio, and directed that it be submitted to shareholders of the Portfolio at the Meeting, along with a recommendation that shareholders approve the Plan.

The Board of Trustees, in considering the adoption of the Plan, determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of investment opportunities without requiring the Portfolio to make unwarranted liquidations of existing investments. The Board of Trustees determined that it would benefit the Portfolio to have monies available for the direct distribution activities of the Trust's principal underwriter, IMPACT Financial Network, Inc. ("IFN," formerly known as Management Securities, Inc.), in promoting the sale of the Portfolio's shares. Additionally, in evaluating the Plan, the Board of Trustees took into consideration the amounts that would be paid to the Advisor under the New Agreement and to IFN (an affiliate of the Advisor), under their respective management and underwriting agreements with the Trust. The Board of Trustees, including the non-interested Trustees, concluded that in the exercise of their reasonable judgment and in light of their fiduciary duties, there was a reasonable likelihood that the Plan would benefit the Portfolio and its shareholders.

Description of the Proposed Rule 12b-1 Plan
Pursuant to the Plan, a maximum aggregate amount of 1.00% per annum of the average daily net assets of the Portfolio's shares will be entitled to be reimbursed for expenses actually incurred in the distribution and promotion of the Portfolio's shares.
This reimbursement shall be payable monthly. Distribution expenses which may be reimbursed include, but are not limited to, the printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation of sales literature and related expenses, and other distribution-related expenses, as well as payments to broker/dealers and others participating by agreement in the sale of Portfolio shares.

The Plan also provides that, in addition to the payments which the Trust is authorized to make pursuant to the Plan, to the extent that the Trust, Advisor, IFN, or other parties on behalf of the Trust, Advisor or IFN make payments for the financing of any activity primarily intended to result in the sale of shares issued by the Portfolio within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the Plan. Such costs and activities include, but are not necessarily limited to, the incremental costs of the printing and mailing or other dissemination of all prospectuses (including statements of additional information), annual reports and other periodic reports for distribution to persons who are not shareholders of the Portfolio; the costs of preparation and distributing any other supplemental sales literature; the costs of radio, television, newspaper and other advertising; telecommunications expenses, including the costs of telephones, telephone lines and other communications equipment used in the sale of Portfolio shares; all costs of the preparation and mailing of confirmations of shares sold or redeemed, and reports of share balances; all costs of responding to telephone or mail inquiries of investors or prospective investors; a prorated portion of IFN's overhead expenses attributable to the distribution of the Portfolio's shares, including leases, communications, salaries, training, supplies, photocopying, and any other category of IFN's expenses attributable to the distribution of the Portfolio's shares; and payments to dealers, financial institutions, advisers, or other firms (other than those otherwise authorized under the Plan), any one of whom may receive monies in respect to the Portfolio's shares owned by shareholders for whom such firm is the dealer of record or holder of record in any capacity, or with whom such firm has a servicing, agency, or distribution relationship. Servicing may include (i) answering client inquiries regarding the Portfolio;
(ii) assisting clients in changing account designations and addresses; (iii) performing subaccounting; (iv) establishing and maintaining shareholder accounts and records; (v) processing purchase and redemption transactions; (vi) providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by such firm; (vii) arranging for bank wire transfers; and (viii) such other services as the Portfolio may require, to the extent such firms are permitted by applicable statute, rule, or regulation to render such services.

Pursuant to the Plan, the Advisor and IFN are required to report in writing to the Board of Trustees quarterly on the amounts and purpose of any payments made under the Plan and related agreements, as well as furnish the Board of Trustees with such other information as may reasonably be requested in order to enable the Board of Trustees to make an informed determination of whether the Plan should continue in effect.

The Plan requires renewal at least annually by the Board of Trustees, including a majority of the non-interested Trustees, by votes cast in person at a meeting called for that purpose. The Plan also requires that the selection and nomination of non-interested Trustees be done by the non-interested Trustees. The Plan may be terminated at any time without penalty by (i) vote of a majority of the non-interested Trustees on not more than sixty
(60) days' written notice, (ii) vote of a majority of the Trust's outstanding voting securities on not more than sixty (60) days' written notice, (iii) IFN on not more than sixty (60) days' written notice, (iv) any act which constitutes an assignment of IFN's management agreement with the Advisor, or (v) any act which constitutes an assignment of the underwriting agreement between the Trust, on behalf of the Portfolio, and IFN.

Under the terms of the Plan, the Plan may not be amended to increase materially the amount to be spent by the Trust for distribution expenses without approval by the vote of a majority of the Trust's outstanding shares. All such material amendments to the Plan also must be approved by the non-interested Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

A copy of the proposed Plan is attached as Exhibit B.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE
PROPOSED RULE 12b-1 PLAN.

                              PROPOSAL NO. 3

           RATIFY APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS

At its meeting on October 31, 1997, upon recommendation of the Audit Committee, the Board of Trustees, including a majority of those trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, selected the firm of Arthur F. Bell, Jr. & Associates, L.L.C. ("Bell") as independent accountants of the Trust for the fiscal year ending September 30, 1998. Shareholders of the Trust will be asked at the Meeting to ratify the Trustees' selection of Bell as independent accountants. Services to be performed by the independent accountants include:
(i) the examination of the annual financial statements of the Trust; (ii) all services necessary to render a formal opinion on the Trust's financial statements; and (iii) provision of assistance and consultation with respect to filings with the SEC. Bell does not have any direct or indirect financial interest in the Trust. Representatives of Bell are not expected to be present at the Meeting, but will be available should any matter arise requiring their participation.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS RATIFY THE
SELECTION OF INDEPENDENT ACCOUNTANTS.


            OTHER MATTERS THAT MAY COME BEFORE THE MEETING

This Meeting of the shareholders of the Trust is a special meeting, and will generally conduct only those matters set forth in the Notice of the Meeting. The Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the Board that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

                           *  *  *  *  *

Other Information
IFN is the principal underwriter of the Trust's shares. The principal business address of IFN is 1875 Ski Time Square Drive, Suite One, Steamboat Springs, CO 80487. IMPACT Management Services, Inc. ("IMSI") serves as Administrator to the Fund, and A.J. Elko & Associates is Sub-Administrator. IMSI is located at 1875 Ski Time Square Drive, Suite One, Steamboat Springs, CO 80487. A.J. Elko & Associates is located at 616 West Fifth Avenue, McKeesport, PA 15132.

Shareholder Reports
The most recent Annual Report for the Trust was mailed to shareholders on or about December 3, 1997. An additional copy is available at no cost to shareholders of the Trust upon request by contacting the Trust at 1875 Ski Time Square Drive, Suite One,
Steamboat Springs, CO 80487, or by calling 1-888-467-2284.

Shareholder Proposals
Any shareholder who desires to submit a shareholder proposal may do so by submitting such proposal in writing, addressed to the Trust, at 1875 Ski Time Square Drive, Suite One, Steamboat Springs, CO 80487. Ordinarily, the Trust does not hold annual shareholders meetings.

                                     BY ORDER OF THE BOARD OF TRUSTEES


                                     Ronald A. Stiller
                                     President and Trustee

December 15, 1997